February 13, 2007
For Immediate Release
Phone: 609-561-9000
Contact: Stephen Clark x4260
David Kindlick x4244

SJI Announces Reassessment of Accounting Treatment for Derivative Transactions
Financial Results For Prior Periods to be Restated
Restatement Will Not Impact Cash Flows, Liquidity or Financial Condition of SJI

Folsom, NJ - South Jersey Industries (NYSE: SJI) today announced its intention to amend and restate certain prior period financial statements as a result of a reassessment of its accounting treatment related to certain derivative transactions under Statement of Financial Accounting Standards 133 “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”) and for the impact of certain costs of a supply contract.  SJI remains confident in its long-term goal of growing earnings per share from continuing operations by an average of at least 6% to 7% annually.

“SJI implemented hedge accounting for energy-related derivatives in 2002, in consultation with our outside auditors, because of our belief that hedge accounting reflects the true economic impact of certain transactions on our financial statements,” stated SJI Chairman and CEO Edward J. Graham. SJI utilizes derivatives to limit market risk associated with its gas marketing activities. “Clearly, we believe that managing the business in this fashion is the right thing to do for our shareholders. SJI has determined that the very technical aspects of SFAS 133 and the evolving judgments surrounding documentation of cash flow hedge accounting requires us to reassess our accounting and recognize gains and losses on certain derivatives in each period during the term of a hedge rather than when settlement of the underlying hedged transactions occur. This has resulted in the need to restate our financial results for certain prior periods,” continued Graham. “However, it is important for me to emphasize that our expectations for SJI’s long-term performance have not changed and that these restatements do not reflect any underlying change in the economic performance of our company,” concluded Graham.

Management estimates that the cumulative effects of the restatements significantly increase retained earnings as of September 30, 2006. The company is in the process of determining the impact on any individual year or quarter. In addition, management estimates that the results of the restatement will significantly increase net income from operations for the year ended December 31, 2006.

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SJI Announces Reassessment of Accounting Treatment Add 1

Webcast Details

South Jersey Industries’ Chairman and CEO, Edward J. Graham’s remarks to investors at Wall Street Access’ West Coast Conference in Las Vegas on Wednesday, February 14, 2007 at 3:45pm PST will be made available to investors via a live webcast. Graham will be discussing SJI’s future prospects and will address the contents of this press release. To access the webcast simply visit the South Jersey Industries website at http://www.sjindustries.com , click on Investors and then click on the webcast icon. A recorded version of the webcast will be available at SJI’s website. SJI encourages shareholders, media and members of the financial community to listen to the conference call or webcast.

Forward-Looking Statement

This news release contains forward-looking statements. All statements other than statements of historical fact included in this press release should be considered forward-looking statements made in good faith by the Company and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this press release words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. SJI assumes no duty to update these statements should actual events differ from expectations.

South Jersey Industries (NYSE: SJI) is an energy services holding company for South Jersey Gas, South Jersey Energy Solutions, South Jersey Energy, South Jersey Resources Group, South Jersey Energy Service Plus and Marina Energy. Visit http://www.sjindustries.com for more information about SJI and its subsidiaries.

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